THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROTEA BIOSCIENCES GROUP, INC.

CONVERTIBLE PROMISSORY NOTE

$PRINCIPAL AMOUNT	Issue Date: April 16, 2012

Protea Biosciences Group, Inc., a Delaware corporation (the “Company”), the principal office of which is located at 955 Hartman Run Road, Morgantown, WV 26507 for value received hereby promises to pay to ___________________________, or its registered assigns (“Holder”), the sum of [___________________________], or such other amount as shall then equal the outstanding principal amount hereof and all accrued unpaid interest, as set forth below, on the earlier to occur of (i) the date that is 90 days from the Issue Date (“Maturity Date”), or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by wire transfer of immediately available funds, in lawful tender of the United States, to an account designated in writing by the Holder.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.                  Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i)               “Company” includes any corporation that, to the extent permitted by this Note, shall succeed to or assume the obligations of the Company under this Note.

(ii)             “Holder,” when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

2.                  Interest. Simple Interest on the unpaid principal balance of this Note shall accrue from the date hereof at the rate of ten percent (10%) per annum. All accrued unpaid interest shall be due and payable to the Holder on the Maturity Date.

3.                  Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an “Event of Default”), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

(i)               Any failure to pay the principal balance of or accrued interest on this Note when due hereunder.

(ii)             The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(iii)           If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

4.                  Prepayment. This Note may be prepaid at any time without penalty or premium with the express written consent of the Holder.

5.                  Conversion.

5.1              Voluntary Conversion. The Holder of this Note has the right, at the Holder’s option, at any time prior to payment in full of the principal balance and all accrued interest of this Note, to convert this Note, in accordance with the provisions of Section 5.2 hereof, in whole or in part, into fully paid and nonassessable shares of common stock, par value $0.0001 per share of the Company (“Common Stock”). The number of shares of Common Stock into which this Note may be converted (“Conversion Shares”) pursuant to this Section 5.1 shall be equal to one (1) share of Common Stock for each $2.00 of outstanding principal and accrued unpaid interest due under the Note on the date of conversion (the “Conversion Rate”).

5.2              Notice of Conversion. Before the Holder shall be entitled to convert this Note into shares of Common Stock pursuant to Section 5.1, it shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to Section 5.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

2

5.3              Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder, upon the conversion of this Note, the number of shares issued upon the conversion of this Note shall be rounded up to the nearest whole share. At its expense, the Company shall, as soon as practicable after conversion, issue and deliver to the Holder at its principal office a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note.

6.                  Conversion Rate Adjustments.

6.1              Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Rate of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares, unless such adjustment has already been made to the Conversion Rate.

6.2              Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Rate for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares, unless such adjustment has already been made to the Conversion Rate.

6.3              Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount and accrued interest of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3

7.                  Assignment. Subject to the restrictions on transfer described in Section 9 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors and assigns of the parties.

8.                  Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

9.                  Transfer of This Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder’s counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

10.              Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed, or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

Holder:	_______________________
_______________________
_______________________
_______________________

Borrower:	Protea Biosciences Group, Inc.
955 Hartman Run Road
Morgantown, WV 26507
Attn: Stephen Turner
Fax: 304-292-7101

4

with a copy to (which shall not constitute notice):

Richardson & Patel LLP
750 Third Avenue, 9th Floor
New York, NY 10017
Attn: David N. Feldman
Fax: 917-677-8165

11.              No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted pursuant to Section 5.1.

12.              Usury. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision of this Note or of any other agreement or instrument entered into in connection with this Note involves a payment exceeding the limit of the interest that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 12 shall never be superseded or waived and shall control every other provision of this Note and all other agreements and instruments between the Company and the Holder entered into in connection with this Note.

13.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

14.              Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

15.              Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

[Signature Page to Convertible Promissory Note Follows]

5

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 16th day of April, 2012.

PROTEA BIOSCIENCES GROUP, INC.

a Delaware corporation

By: /s/ Stephen Turner

Name: Stephen Turner

Title: Chief Executive Officer

Name of Holder:__________________

Address:_______________________

                _______________________

6

NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of Note)

TO PROTEA BIOSCIENCES GROUP, INC.

The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of PROTEA BIOSCIENCES GROUP, INC. to the extent of $__________________ unpaid principal amount and accrued interest of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is _________________________________.

Dated: _____________________

_______________________________________
(Signature must conform in all respects to
name of holder as specified on the face of the Note)

_______________________________________

(Address)

7